Administrative expenses	3 Months Ended
Mar. 31, 2025
Administrative expenses.
Administrative expenses

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (CONTINUED)

7.Administrative expenses

	Three months ended
	March 31,	March 31,
	2025	2024
	$'m	$'m

Staff costs(a)	43.1	36.7
Professional fees	11.3	12.6
Facilities, short-term rental and upkeep	8.3	8.4
Depreciation	2.7	2.8
Travel costs	2.6	2.9
Net loss/(gain) on disposal of property, plant and equipment and right-of-use assets	1.2	(0.4)
Business combination costs	0.9	0.2
Amortization	0.8	1.0
Operating taxes	0.1	0.5
Impairment of goodwill	—	87.9
Net (reversal of impairment)/impairment of withholding tax receivables(b)	(12.4)	8.2
Other	4.5	5.9
	63.1	166.7

(a)	Includes amounts related to key management personnel (excluding Non-Executive directors) and share-based payment expense. Costs for comparative period are re-presented on this basis.
(b)	Withholding tax receivables are assessed for recoverability based on a five year cash flow projection and an analysis of the utilization of withholding tax balances in settlement of future income tax liabilities.

For the three month period ended March 31, 2024, an impairment of $87.9 million in the IHS Latam tower businesses group of cash generating units (“CGUs”) was recognized. This was mainly due to the restructuring of our customer Oi S.A. (“Oi”) in Brazil. On April 19, 2024, an Oi restructuring plan was presented to court in Brazil and was agreed upon by creditors including IHS, in relation to Oi’s ongoing judicial recovery proceedings. As a result of the agreed upon terms, the carrying amount of the IHS Latam tower businesses group of CGUs was reduced to its recoverable amount, through the recognition of an impairment loss against goodwill. This loss is included in administrative expenses in the condensed consolidated statement of income/(loss) and other comprehensive income.